UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024 (May 29, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road, Somerset, New Jersey 08873

(Address of Registrant’s Principal Executive Offices) (Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on February 5, 2024, Catalent Inc. (the “Company” or “Catalent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Creek Parent, Inc. (“Parent”), a Delaware corporation and a wholly owned subsidiary of Novo Holdings A/S, and Creek Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with the General Corporation Law of the State of Delaware, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On March 26, 2024, subject to approval of the Merger Proposal (as defined below), the Compensation and Leadership Committee of the Board of Directors of the Company approved grants of retention awards to Ricky Hopson, the President, Division Head for Drug Product and Former Interim Chief Financial Officer of the Company and Aris Gennadios, Group President, Pharma and Consumer Health (each, a “Recipient”), in the amount of $600,000 for Mr. Hopson, and $350,000 for Mr. Gennadios. The Company entered into a retention award agreement (each, an “Retention Agreement”), with each Recipient.

Under the terms of the Retention Agreement, each retention award will vest 50% at the closing of the Merger (the “Closing”) and 50% on the 12-month anniversary of the Closing, subject to the Recipient’s continued employment or service through the applicable vesting date. The retention award will be paid within 30 days following such vesting date, except that if the Recipient’s employment or service is terminated without “cause” (as defined in the Company’s 2018 Omnibus Incentive Plan) or, if applicable, the Recipient resigns for “good reason” (as defined in the Recipient’s severance or employment agreement) on or following the Closing, the retention award will vest in full and be paid within 60 days following the Recipient’s termination of employment or service, subject to a release requirement.

The Form Retention Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing summary of the Retention Agreements is qualified in its entirety by reference to such agreement, with the full text of each item incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 29, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with the Merger. At the close of business on the record date of the Special Meeting, there were 180,974,218 shares of common stock, par value $0.01, of the Company outstanding (collectively, the “Common Stock”), each of which was entitled to one vote with respect to the proposals voted on at the Special Meeting. A total of 143,902,734 shares of Common Stock, representing approximately 79.51% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present virtually or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Special Meeting based on the final, certified report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 001-36587) on April 15, 2024 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt and approve the Merger Agreement (the “Merger Proposal”). The following votes were cast at the Special Meeting (virtually or by proxy) and the proposal was approved:

For	Against	Abstentions
142,764,710	1,120,850	17,174

Proposal 2: The Advisory Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Catalent’s named executive officers that is based on or otherwise relates to the Merger. The following non-binding, advisory votes were cast at the Special Meeting (virtually or by proxy):

For	Against	Abstentions
132,582,803	11,212,656	107,275

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

No other business properly came before the Special Meeting.

Item 8.01	Other Events

Press Release

On May 29, 2024, Catalent issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of the Closing and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining antitrust and other regulatory approvals and clearances, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted by or against Catalent, Novo Holdings A/S or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Merger; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the Merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the Securities and Exchange Commission (“SEC”); and (xvii) the risks and uncertainties that are described in the definitive proxy statement filed with the SEC on April 15, 2024 (the “Proxy Statement”). These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, actions of governmental authorities, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form Retention Agreement

99.1	Press Release dated May 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: May 29, 2024	By:	/s/ JOSEPH FERRARO
	Name:	Joseph A. Ferraro
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary